SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                          [Amendment No. ___________]

     Filed by the Registrant [X]
     Filed by a party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement
     [ ] Confidential, for use of the Commission only (as permitted by
          Rule 14a-6(e)(2))
     [X] Definitive proxy statement
     [ ] Definitive additional materials
     [ ] Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        ARXA INTERNATIONAL ENERGY, INC.
                (Name of Registrant as Specified in Its Charter)

    _______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) or Schedule 14A.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

         ____________________________________________________________________

     (2) Aggregate number of securities to which transactions applies:

         ____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ____________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         ____________________________________________________________________

     (5) Total fee paid:

         ____________________________________________________________________

     [X] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount previously paid:

         ____________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:

         ____________________________________________________________________

     (3) Filing party:

         ____________________________________________________________________

     (4) Date filed:

         ____________________________________________________________________


                        ARXA INTERNATIONAL ENERGY, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD AUGUST 13, 1996


      To the shareholders of ARXA International Energy, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Arxa International Energy, Inc. (the "Company") will be held at 1111 Bagby, 24th Floor, Houston, Texas 77002, at 9:00 a.m., for the following purposes:

      1. To elect six directors to serve until the next annual meeting of shareholders of the Company and until their successors have been duly elected and qualified;

      2. To ratify McManus & Co., P.C. as independent auditors of the Company for the fiscal year ending January 31, 1997;

      3.    To consider and act upon a proposal to establish a Stock Option
            Plan;

      4. To consider and act upon a proposal to amend the Certificate of Incorporation with respect to the Preferred Stock; and

      5. The transaction of such other business as may properly come before the meeting.

      Only shareholders of record at the close of business on June 17, 1996, are entitled to notice of and to vote at the meeting, or any adjournment thereof.

      Shareholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed or a notarized certified copy thereof with the Company's transfer agent, Olde Monmouth Stock Transfer Co., Inc., 22 Claridge Drive, Middletown, New Jersey 07748, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting prior to the commencement thereof. Unregistered shareholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    William J. Bippus, President
July 25, 1996

      THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.


                        ARXA INTERNATIONAL ENERGY, INC.

                            1331 LAMAR, SUITE 1375
                             HOUSTON, TEXAS  77010
                              -------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                             --------------------
INTRODUCTION

      This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Arxa International Energy, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 9:00 a.m. on Tuesday, August 13, 1996 at 1111 Bagby, 24th Floor, Houston, Texas 77002 and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about July 25, 1996. All costs of soliciting proxies will be borne by the Company.

      The close of business on June 17, 1996, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 6,536,120 shares of the Company's common stock, $.001 par value ("common stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of common stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each nominee for director named in Item 1 must receive a plurality of the votes of the shares of common stock present in person or represented by proxy (and entitled to vote at the Annual Meeting) in order to be elected. The affirmative vote of the majority of the shares of common stock present or represented by proxy (and entitled to vote at the Annual Meeting) is required for the approval of Items 2 through 5 set forth in the accompanying Notice.

      All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions set forth on such proxies. If no direction is indicated, the shares will be voted (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (ii) FOR THE APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANTS, (iii) TO AMEND THE CERTIFICATE OF INCORPORATION WITH RESPECT TO THE PREFERRED STOCK, (iv) FOR APPROVAL OF A STOCK OPTION PLAN, AND (v) FOR ANY OTHER PROPOSAL WHICH SHALL COME BEFORE THE SHAREHOLDERS DURING THE ANNUAL MEETING. IF THE ENCLOSED PROXY IS SIGNED AND RETURNED WITH NO SPECIFIED DESIGNATION, IT WILL BE VOTED FOR THE ABOVE CAPTIONED PROPOSALS.

      The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (a) by the execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company or (c) by voting in person at the Annual Meeting.

                                    ITEM 1
                             ELECTION OF DIRECTORS

DIRECTOR NOMINEES

      The directors are elected annually by the stockholders of the Company. The Bylaws of the Company provide that the number of directors will be determined by the Board of Directors, but shall not be less than six. The stockholders will elect six directors for the coming year, and all the nominees (Messrs. Schofield, Bippus, Fleschler, Stephens, Brovedani, and Abate) presently serve as directors of the Company.

      Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such person(s) as may be nominated by the Board of Directors.

      John O. Schofield (age 52) has served as chairman of the Board of Directors since August 1995, and has served for over five years as president of Duke Resources Corporation, Onyx Corp. and Schofield Oil Company. Mr. Schofield has been active in the exploration and development of oil and gas properties for more than 22 years. In 1977, Duke Resources Corporation, under the direction of Mr. Schofield, received the "Wildcatter of the Year" award from the Illinois Oil and Gas Association, and was again nominated to be a recipient for the same award in 1991. Mr. Schofield is a certified petroleum engineer and is a member of the Society of Petroleum Engineers. Mr. Schofield is currently a director of the Illinois Oil and Gas Association and is a part director of the Independent Producers Association of America for Indiana.

      William J. Bippus (age 42) has served as president, chief executive officer, and director of the Company since August 1995. Mr. Bippus was employed by Marathon Petroleum Corporation from 1988 to July 1995. Most recently at Marathon, Mr. Bippus had responsibilities in the world wide business development unit evaluating acquisitions and entry opportunities in new areas. From 1992 to 1993, Mr. Bippus was responsible for Marathon's international non- operated areas. From 1988 to 1992, Mr. Bippus worked for Marathon in Aberdeen, Scotland and London, England as a senior geophysicist, reservoir development. From 1983 to 1987, Mr. Bippus was as senior geophysicist with Occidental Petroleum Corp. in London. Mr. Bippus worked in the International Group of Cities Services Petroleum Corp. from 1979 to 1983. Mr. Bippus holds Bachelor of Science and Masters degrees in geology and geophysics from the University of Missouri-Rolla, and is a Wyoming Board Registered Professional Geologist and the Society of Exploration Geophysicists.

      Sammy Fleschler (age 43) has served as secretary, treasurer and director of the Company since August 1995. Mr. Fleschler has been a certified public accountant since 1974. From 1974 to 1987, Mr. Fleschler was with Arthur Andersen & Co., Seidman & Seidman BDO, and KMG Main Hurdman (since merged into KPMG Peat Marwick). Since 1987, Mr. Fleschler has been a partner in Royall & Fleschler, Certified Public Accountants, with Richard Royall, the chief financial officer of the Company.

      Gregory Stephens (age 35) has served as director of the Company since August 1995. Mr. Stephens has been president and owner of Stephens Fabrication, Inc. for over five years, and is a private investor.

      Umberto Brovedani (age 60) has served as a director of the Company since January 1995. Mr. Brovedani is an international oil and gas expert and has served as a consultant based in Calgary, Alberta, Canada since 1993. From 1987 to 1993, Mr. Brovedani was general manager of the New Ventures and Exploration Divisions of Canadian Occidental. During 1991, Mr. Brovedani was vice president of Canadian Oxy Offshore Petroleum Ltd. Under Mr. Brovedani's leadership, Canadian Occidental drilled a discovery well in a previously unexplored area of Yeman. Today, this area is producing 150,000 barrels of oil per day, and is estimated to contain in excess of 450 million barrels of oil. From 1986 to 1987, Mr. Brovedani was resident manager of Occidental's Somalia operations. Political problems forced Mr. Brovedani out of Somalia before his exploration program could be completed. From 1986 to 1987, Mr. Brovedani was general manager of CanOxy International Exploration. It was during this period that Mr. Brovedani initiated the Yemen Permit acquisition. From 1983 to 1986, Mr. Brovedani was senior exploration geologist, Occidental International Oil Company, London responsible for North Sea activity. From 1974 to 1983, Mr. Brovedani held various positions with AGIP SPA in Somalia, Italy, Nigeria, and Canada, and Alaska. Mr. Brovedani has amassed over 35 years experience in international exploration. Mr. Brovedani has worked almost every major oil producing basin in the world. He has worked in many foreign countries, including many with cultural, political, and economic difficulties. Mr. Brovedani was instrumental in acquiring the Company's Tunisian interest. Mr. Brovedani is fluent in four languages including Arabic. Mr. Brovedani is active in many exploration professional societies and holds a Doctor of Geological Sciences degree from the University of Milan, Italy.

      Thomas M. Abate (age 58) has served as a director since March 1994. Mr. Abate is chairman of the board of Mega Holding Corp., the firm which was instrumental in arranging for the acquisition of ARXA USA, Inc. by the Company and the revitalization of the Company. Previously, Mr. Abate was a vice president of Orvis Brothers, a stock brokerage firm which was a member of the New York Stock Exchange. Mr. Abate has been in the stock brokerage business for over five years.

BOARD OF DIRECTORS, COMMITTEES AND MEETINGS

      The Board of Directors held two meetings during the fiscal year ended January 31, 1996, and each director of the Company attended at least 75% of all Board meetings. The Company maintains a Compensation Committee and each member attended the committee meeting. Messrs. Abate, Bippus and Fleschler presently serve as members of the Compensation Committee.

      The Compensation Committee reviews and approves the remuneration arrangements for the officers and directors of the Company and reviews and recommends new executive compensation or stock plans in which the officers and/or directors are eligible to participate.

DIRECTORS' FEES

      Directors were not paid for attendance at Board of Directors meetings during the fiscal year ending January 31, 1996. The Company does not compensate any of its directors for their services to the Company, as directors. All directors are entitled to reimbursement for reasonable travel expenses incurred in attending such meetings.

REPORTS

      Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own beneficially more than ten percent of the common stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company, the Company believes that the directors, executive officers, and greater than ten percent beneficial owners complied with all applicable filing requirements during the fiscal year ended January 31, 1996, except as follows. In August 1995, Sammy Fleschler purchased 50,000 shares of common stock from William J. Bippus, and Richard R. Royall purchased 25,000 shares of common stock from each of Messrs. Bippus and Schofield. These transactions were not timely reported on Form 4 or Form 5. In August 1995, Thomas M. Abate was issued 14,418 shares of common stock, a five year warrant to purchase 13,840 shares of common stock at an exercise price of $2.00 per share, and a five year warrant to purchase 13,840 shares of common stock at an exercise price of $2.00 per share. These transactions were not timely reported on Forms 3, 4 or 5. In January 1996, (i) Mr. Fleschler was issued 144,541 shares of common stock and a five year warrant to purchase 41,703 shares of common stock at an exercise price of $2.00 per share for services rendered, (ii) Mr. Royall was issued 144,541 shares of common stock and a five year warrant to purchase 41,703 shares of common stock at an exercise price of $2.00 per share for services rendered, (iii) Umberto Brovedani was issued 144,541 shares of common stock and a five year warrant to purchase 41,703 shares of common stock at an exercise price of $2.00 per share for services rendered, and (iv) Mr. Schofield sold 50,000 shares of common stock. These transactions were not timely reported on Form 4 or Form 5.

VOTE REQUIRED

      Approval of Item 1 requires the affirmative vote of a plurality of the Company's outstanding shares of common stock present or represented by proxy (and entitled to vote).

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE ABOVE DIRECTORS.

                                    ITEM 2
                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors wishes to obtain from the shareholders a ratification of the Board's action in appointing McManus & Co., P.C., as independent public accountants of the Company, for the fiscal year ending January 31, 1997.

      The engagement of McManus & Co., P.C. for audit services has been approved by the Board of Directors.

      In the event the appointment of McManus & Co., P.C., as independent auditors for fiscal year 1997, is not ratified by the shareholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year 1997 will be permitted to stand unless the Board finds other good reason for making a change.

      Representatives of McManus & Co., P.C. are expected to be present at the meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

      Approval of Item 2 requires the affirmative vote of a majority of the Company's outstanding shares of common stock present or represented by proxy (and entitled to vote).

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF MCMANUS & CO., P.C. AS INDEPENDENT AUDITORS OF THE COMPANY.

                                    ITEM 3
         APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                      WITH RESPECT TO THE PREFERRED STOCK

INTRODUCTION

      The Company's Board of Directors has approved, and recommends that the Company's shareholders approve a proposal which provides for an amendment to the Certificate of Incorporation creating a "blank check" preferred stock.

      The present Certificate of Incorporation provides for issuance of 2,000,000 shares of preferred stock. Article Four of the Certificate of Incorporation requires certain restrictions when the Company issues preferred stock. These restrictions include: (i) the payment of cumulative preferential dividends, (ii) restrictions on the payment of dividends for common stock, (iii) certain redemption provisions, (iv) certain liquidation provisions, and (v) restrictions on corporate actions while the preferred stock is outstanding. The Board of Directors proposes to eliminate these restrictions, thereby giving it more flexibility in the issuance of preferred stock. Specifically, the Board of Directors believes that the creation of a "blank check" preferred stock will provide the Company greater flexibility to raise capital. The creation of a "blank check" preferred stock may prevent a takeover or make a takeover more difficult through the issuance of additional preferred stock with super-voting rights or other provisions aimed to preclude or render more difficult a takeover attempt. The Board of Directors has no present plans, nor has it made or accepted any proposals, to issue any additional shares of preferred stock in connection with any acquisition, transaction or otherwise. The Amended Article, as proposed, is attached hereto as Exhibit A.

VOTE REQUIRED

      Approval of Item 3 requires the affirmative vote of a majority of the Company's outstanding shares of common stock present or represented by proxy (and entitled to vote).

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ADOPTION OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION WITH RESPECT TO THE PREFERRED STOCK.

                                     ITEM 4

                         APPROVAL OF A STOCK OPTION PLAN

INTRODUCTION

      The Company's Board of Directors has approved, and recommends that the Company's shareholders approve a proposal which provides for the creation of a stock option plan (the "Plan"), attached hereto as Exhibit B. The Board of Directors believes that the Plan will foster and promote the financial success of the Company and materially increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the Company.

      The Company's Board of Directors adopted and approved the Plan in May 1996, subject to shareholder approval. A total of 1,000,000 shares of Common Stock are currently reserved for issuance under the Plan. Upon shareholder approval, the Plan will become effective.

      At the Annual Meeting, the stockholders are being requested to approve the Plan and the reservation for the shares thereunder.

      The principal features of the Plan are described below:

      GENERAL. The Plan authorizes the Compensation Committee to grant options and rights to purchase shares of common stock ("Shares"). Options granted under the Plan may either be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options, as determined by the Compensation Committee.

      STOCK SUBJECT TO THE STOCK PLAN. Subject to other provisions of the Stock Plan, the maximum aggregate number of shares of common stock which may be optioned and sold under the Stock Plan shall be 1,000,000 shares.


      ADMINISTRATION. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have the authority to: (i) determine the employees and others to whom the awards shall be granted, (ii) make awards in such form and amounts as it shall determine, (iii) impose such limitations and conditions upon such awards as it shall deem appropriate, (iv) interpret the Plan, prescribe, amend and rescind rules and regulations relating to it, (v) determine the terms and provisions of the respective participants' agreements (which need not be identical), and (vi) make such other determinations as it deems necessary or advisable for the administration of the Plan.

      ELIGIBILITY. The Plan provides that options may be granted to employees, consultants and non-employee directors of the Company and its subsidiaries.

      TERMS AND CONDITIONS OF OPTIONS. Each option is to be evidenced by a stock option agreement between the Company and the employee, consultant or non-employee director to whom such option is granted, and is subject to the following additional terms and conditions.

      (a) EXERCISE PRICE. The exercise price of any non-qualified stock option granted under the Plan shall be such price as the Compensation Committee shall determine on the date on which such non-qualified stock option is granted; provided, that such price may not be less than 85% of the fair market value of a share of common stock on the date the option is granted. The exercise price of any incentive stock option shall not be less than 100% of the fair market value of a share of common stock on the date on which such incentive stock option is granted; provided however, that incentive stock options may not be granted to any owner of 10% or more of the total combined voting power of the Company and its subsidiaries unless the exercise price is at least 110% of the fair market value of a share of common stock on the date the option is granted, and (ii) the option by its terms is not exercisable after the expiration of five years from the date such incentive stock option is granted.

      (b) TERM OF THE OPTION. Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. No option shall be exercisable ten years from the date the option was granted. No incentive stock option granted to a 10% shareholder shall be exercisable after the expiration of five years from the date of the grant of said incentive stock option. Each option shall be subject to earlier termination, expiration or cancellation as provided under the Plan. No option may be exercised by any person after the expiration of its term.

      (c) TERMINATION OF EMPLOYMENT. (i) If the employment or consulting, service or similar relationship of a participant with the Company shall terminate for any reason other than cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the participant (a) options granted to such participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (b) options granted to such participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no option shall be exercisable after the expiration of its term.

      (ii) If the employment or consulting, service or similar relationship of a participant with the Company shall terminate on account of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) or the death of the participant (a) options granted to such participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (b) options granted to such participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; PROVIDED, HOWEVER, that no option shall be exercisable after the expiration of its term.

      (iii) In the event of the termination of a participant's employment or other relationship for cause, all outstanding options granted to such participant shall expire at the commencement of business on the date of such termination.

      (d) NONTRANSFERABILITY OF OPTIONS. During the lifetime of a participant, any option granted to him shall be exercisable only by him or by his guardian or legal representative. No option shall be assignable or transferable, except by will, by the laws of descent and distribution, or pursuant to certain domestic relations orders. The granting of an option shall impose no obligation upon the holder thereof to exercise such option or right.

      (e) VALUE LIMITATION. To the extent that the aggregate fair market value of common stock subject to incentive stock options exercisable for the first time by a participant during any calendar year exceeds $100,000, such options shall be treated as non-qualified stock options.

      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number or type of shares of common stock with respect to which options may be granted hereunder, the number or type of shares of common stock subject to each outstanding option, and the exercise price per share for each such option may all be appropriately adjusted, as the Compensation Committee may determine, for any increase or decrease in the number of shares of issued common stock resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, consolidation, payment of a share dividend, or other similar increase or decrease.

      A. Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger, or a consolidation, any option granted hereunder shall pertain to and apply to the securities to which a holder of common stock would be entitled to receive as a result of such transaction; PROVIDED, HOWEVER, that all unexercised options under the Plan may be cancelled by the Company as of the effective date of any such transaction by giving notice to the holders of such options of its intention to do so, and by permitting the exercise of such options during the 30-day period immediately after the date such notice is given.

      B. In the case of dissolution of the Company, every option outstanding hereunder shall terminate; PROVIDED, HOWEVER, that each option holder shall have 30 days' prior written notice of such event, during which time he shall have a right to exercise his partly or wholly unexercised options.

      C. On the basis of information known to the Company, the Compensation Committee shall make all determinations under this Section 8, including whether a transaction involves a sale of substantially all the Company's assets; and all such determinations shall be conclusive and binding on the Company and all other persons.

      D. Upon the occurrence of a change in control, the Compensation Committee (as constituted immediately prior to the change in control) shall determine, in its absolute discretion, whether each option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan or whether each such option shall continue to vest according to its terms.

      AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, PROVIDED, HOWEVER, that without approval of the holders of a majority of the outstanding shares of common stock present in person or by proxy at an annual or special meeting of stockholders, no revision or amendments shall
(i) increase the number of shares of common stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding options granted pursuant to the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

VOTE REQUIRED

      Approval of Item 4 requires the affirmative vote of a majority of the Company's outstanding shares of common stock present or represented by proxy (and entitled to vote).

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE CREATION OF AN INCENTIVE STOCK OPTION PLAN.
                                STOCK OWNERSHIP

      The following table and notes thereto set forth certain information regarding beneficial ownership of the Company's common stock as of June 17, 1996, by (i) each person known by the Company to beneficially own more than five percent of the Company's common stock, (ii) each of the Company's directors,
(iii) all of the directors and the officers of the Company as a group, and (iv) each named executive officer.

NAME AND ADDRESS             SHARES OF COMMON STOCK     PERCENT OF VOTING POWER
- ----------------             ----------------------     -----------------------
John O. Schofield                  2,366,2501                    33.5%
820 York Road,
Evansville, Indiana  47715

William J. Bippus                  2,384,4382                    33.8%
1331 Lamar, Suite 1375
Houston, Texas  77010

Gregory Stephens                    700,0003                     10.5%
411 Pebble Court
Russiaville, Indiana  46979

Sammy Fleschler                     336,2444                     5.0%
1331 Lamar, Suite 1375
Houston, Texas 77010

Umberto Brovedani                   226,0825                     3.4%
1311 Lamar, Suite 1375
Houston, Texas 77010

Robert J. Leslie                     50,0006                       *
1311 Lamar, Suite 1375
Houston, Texas 77010

Thomas M. Abate                      66,9787                       *
278-A New Drop Lane
Staten Island, New York  10306

All officers and directors
as a group (eight persons)         6,466,2368                    79.1%

- ------------
*   Less than one percent.
1. Includes a warrant for the purchase of 523,125 shares of common stock at a purchase price of $2.00 per share, which expires in August 2000.
2. Includes a warrant for the purchase of 527,344 shares of common stock at a purchase price of $2.00 per share, which expires in August 2000.
3. Includes a warrant for the purchase of 150,000 shares of common stock at a purchase price of $2.00 per share, which expires in August 2000.
4. Includes a warrant for the purchase of 41,703 shares of common stock at a purchase price of $2.00 per share which expires in January 2001, and a warrant for the purchase of 100,000 shares of common stock of the Company at a purchase price of $2.00 per share which expires in August 2000.
5. Includes a warrant for the purchase of (i) 40,000 shares of common stock at a purchase price of $2.00 per share which expires in August 2000 and (ii) 41,703 shares of common stock at a purchase price of $2.00 per share which expires in January 2001.
6. Includes a warrant to purchase 50,000 shares of common stock at a purchase price of $2.00 per share which expires in August 2000.
7. Includes warrants for the purchase of 27,680 shares of common stock at a purchase price of $2.00 per share.

8.  Includes warrants to purchase 1,643,258 shares of Company stock.

                             EXECUTIVE COMPENSATION

      The following table sets forth the information with respect to the chief executive officer. No executive officer received total annual salary and bonus for the fiscal year ended January 31, 1996, in excess of $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                    LONG-TERM
                                ANNUAL COMPENSATION                COMPENSATION
                               -----------------------        -----------------------
NAME AND PRINCIPAL    FISCAL              OTHER ANNUAL      STOCK                ALL OTHER
   POSITION(1)         YEAR    SALARY     COMPENSATION    ISSUANCES   OPTIONS   COMPENSATION
- ------------------    ------   ------     ------------    ---------   -------   ------------
William J. Bippus,     1996   $75,000            -          -          -          -
  Chief Executive
  Officer              1995      -               -          -          -          -

________________       1994      -               -          -          -          -

- ------------

(1) Mr. Bippus served as chief executive officer from August 1995. Prior thereto, the Company was dormant and there was no chief executive officer during the last three years.

      The Company has entered into a five year employment contract with William
J. Bippus, its president and chief executive officer, at an annual salary of $180,000. In addition, Mr. Bippus has been granted preemptive rights to acquire any securities which may be issued by the Company. The employment agreement may be terminated for cause.

                           OFFICERS AND KEY EMPLOYEES

      NAME               AGE                     OFFICE
      ----               ---                     ------
William J. Bippus        42         President and Chief Executive Officer of
                                    the Company
Richard R. Royall        50         Chief Financial Officer of the Company
Sammy Fleschler          43         Secretary and Treasurer

      Richard R. Royall has served as chief financial officer of the Company since August 1995. Mr. Royall has been a certified public accountant since 1971. From 1971 to 1985, Mr. Royall was with Haskins & Sells, Laventhol & Horwath, and Bracken, Krutilek & Royall. In 1986, Mr. Royall practiced accounting as a sole practitioner. Since 1987, Mr. Royall has been a partner in Royall & Fleschler, certified public accountants, with Sammy Fleschler, a director, secretary and treasurer of the Company. In addition to the foregoing, since 1978, Mr. Royall has been actively involved in various aspects of oil and gas exploration in privately held companies and trusts.

      Messrs. Bippus' and Fleschler's biographies are set forth in Item 1, Election of Directors.

                              CERTAIN TRANSACTIONS

       In August 1995, the Company (then named Major League Enterprises, Inc.) and the stockholders of ARXA USA, Inc. ("ARXA") executed a stock exchange agreement whereby holders of all of the issued and outstanding shares of the capital stock in ARXA exchanged such securities for 5,500,000 shares of the common stock of the Company and five-year warrants for the purchase of 1,500,000 shares of the common stock of the Company for a purchase price of $2 per share ("Warrants"). The stockholders of ARXA included all of the directors of the Company, except Thomas M. Abate and Sammy Fleschler. Pursuant to the terms of the exchange, the following transactions occurred. Messrs. Bippus and Schofield each received 2,062,500 shares of common stock of the Company for nominal consideration, and

Warrants to purchase 562,000 shares of common stock of the Company for services rendered in connection with the exchange. Mr. Abate received a fee of $71,000. Mr. Abate and his affiliate, Mega Holding Corp., each received Warrants for the purchase of 13,840 shares of common stock for services rendered in connection with the exchange. Mr. Royall purchased 25,000 shares of common stock from each of Messrs. Bippus and Schofield for nominal consideration, and the Company issued Mr. Royall five-year warrants to purchase 100,000 shares of common stock at a purchase price of $2.00 per share of the Company for services rendered in connection with the exchange. Mr. Fleschler purchased 50,000 shares of common stock from Mr. Bippus for nominal consideration and the Company issued Mr. Fleschler five-year warrants to purchase 100,000 shares of common stock of the Company at a purchase price of $2.00 per share for services rendered in connection with the exchange. Mr. Leslie received Warrants for the purchase of 50,000 shares of the common stock for services rendered in connection with the exchange. Mr. Brovedani was issued a Warrant to purchase 40,000 shares of common stock for services rendered.

      In January 1996, (i) Mr. Fleschler was issued 144,541 shares of common stock and a five year warrant to purchase 41,703 shares of common stock at an exercise price of $2.00 per share for services rendered, (ii) Mr. Royall was issued 144,703 shares of common stock and a five year warrant to purchase 41,541 shares of common stock at an exercise price of $2.00 per share for services rendered, and (iii) Mr. Brovedani was issued 144,541 shares of common stock and a five year warrant to purchase 41,703 shares of common stock at an exercise price of $2.00 per share for services rendered.

      Pursuant to non-competition agreements dated August 1995, by and between ARXA and Gregory Stephens and Duke Resources Corporation, an affiliate of Mr. Schofield, each of Mr. Stephens and Duke Resources Corporation agreed that for a period of two years from the date thereof within the States of Michigan and North Dakota they shall not lease oil and gas properties or generate oil or gas prospects. The consideration for such agreements was a promissory note in favor of Gregory Stephens in the amount of $102,662.94 and a promissory note in favor of Duke Resources Corporation in the amount of $136,995.49. These promissory notes were exchanged for 426,943 shares of the class A preferred stock January 1996, which preferred stock has a stated value of $1.00.

      In August 1995, Duke Resources Corporation assigned to ARXA certain oil and gas leases located in Calhoun County, Michigan and Billings County, North Dakota, in exchange for promissory notes in the amount of $317,876.19 due January 1996. Moveover, the Company is indebted to Gregory Stephens in the amount of $56,693.95 due January 1996, as a result of the purchase of an interest in the oil and gas lease located in Michigan and sold by Duke Resources Corporation to the Company. To secure the obligations of the Company under these promissory notes, the Company executed an escrow agreement and assignments of oil and gas leases covering the oil and gas leases located in Billings County, North Dakota and Calhoun County, Michigan. In January 1996, these promissory notes were exchanged for 187,285 shares of the class A preferred stock and promissory notes in the amount of $158,938 and $28,347, both due in July 1996 and bearing interest at the rate of eight percent per annum.

                                  OTHER MATTERS

      Management is not aware of any other matters to be presented for action at the meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                                     GENERAL

      A copy of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission for its last fiscal year is available without charge to shareholders upon written request to Mr. Fleschler, Secretary, 1331 Lamar, Suite 1375, Houston, Texas 77010.

                              COST OF SOLICITATION

      The Company will bear the cost of the solicitation of proxies from its shareholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation.

Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses.

                     SHAREHOLDER PROPOSALS FOR NEXT MEETING

      Proposals of shareholders intended to be presented at the next annual meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting before February 25, 1997.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              William J. Bippus, President

July 25, 1996

PROXY
                         ARXA INTERNATIONAL ENERGY, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ARXA INTERNATIONAL ENERGY, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of ARXA INTERNATIONAL ENERGY, INC. (the "Company") hereby appoints William J. Bippus and Sammy Fleschler the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of ARXA INTERNATIONAL ENERGY, INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of ARXA INTERNATIONAL ENERGY, INC. to be held at 9:00 a.m. on Tuesday, August 13, 1996 at 1111 Bagby, 24th Floor, Houston, Texas 77002, and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1.    Approval of the election of six Directors (the Board of
      Directors recommends a vote FOR).
                                                   FOR      WITHHOLD

            John O. Schofield                      [  ]        [  ]
            William J. Bippus                      [  ]        [  ]
            Sammy Fleschler                        [  ]        [  ]
            Gregory Stephens                       [  ]        [  ]
            Umberto Brovedani                      [  ]        [  ]
            Thomas M. Abate                        [  ]        [  ]

                                                   FOR       AGAINST     ABSTAIN
2.    Ratification of the selection of             [  ]        [  ]        [  ]
      McManus & Co., P.C. as independent
      accountants of the Company for the
      fiscal year ending January 31, 1997
      (the Board of Directors recommends a
      vote FOR).

3.    Amendment to the Certificate of              [  ]        [  ]        [  ]
      Incorporation with respect to the
      preferred stock (the Board of Directors
      recommends a vote FOR).

4.    Creation of a Stock Option Plan              [  ]        [  ]        [  ]
      (the Board of Directors recommends a
      vote FOR).

5.    The proxies are authorized to vote as
      they determine in their discretion
      upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEMS 1, 2, 3 AND 4, THIS PROXY WILL BE VOTED FOR THESE ITEMS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated July 25, 1996, as well as the Annual Report for the fiscal year ended January 31, 1996.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.


DATED:_______________________                ___________________________________
                                             (Signature)


                                             ___________________________________
                                             (Signature if jointly held)


                                             ___________________________________
                                             (Printed Name)

                                             Please sign exactly as name appears
                                             on stock certificate(s). Joint
                                             owners should each sign. Trustees
                                             and others acting in a
                                             representative capacity should
                                             indicate the capacity in which they
                                             sign.